SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 2, 2006

BUTLER INTERNATIONAL, INC.
(Exact name of Registrant as specified in Charter)

MARYLAND (State or other jurisdiction of incorporation or organization)	0-14951 (Commission File No.)	06-1154321 (I.R.S. Employer Identification No.)

110 Summit Avenue, Montvale, New Jersey 07645

(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (201) 573-8000

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

TABLE OF CONTENTS INFORMATION TO BE INCLUDED IN THE REPORT
ITEM 1.01 ITEM 1.02 ITEM 8.01 ITEM 9.01 SIGNATURE EXHIBIT INDEX EXHIBIT 10.1 EXHIBIT 99.1	Entry into a Material Definitive Agreement Termination of a Material Definitive Agreement Other Events Exhibits

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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On September 29, 2006, we entered into a Thirteenth Amendment to Credit Agreement (“Thirteenth Amendment”) with General Electric Capital Corporation (“GECC”). Pursuant to the Thirteenth Amendment, the termination date of the credit facility and term loans were extended from October 1, 2006 to October 31, 2006.

            The foregoing description of the Thirteenth Amendment is not, and does not purport to be, complete and is qualified in its entirety by reference to a copy of the same filed as Exhibit 10.1 hereto and incorporated herein in its entirety by this reference.

ITEM 1.02      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

            On October 6, 2006 we announced the termination of the Securities Purchase Agreement with Levine Leichtman Capital Partners III, L.P. (“LLCP”), which was not extended. The remaining $1.5 million balance of the $2.5 million unsecured note from LLCP was timely paid in August. The Company is continuing to review its future financing options.

ITEM 8.01      OTHER EVENTS

            On October 6, 2006, we issued a press release reporting on, among other things, the extension on our credit facility with GECC, the termination of our agreement with LLCP and updates of our SEC filings. This press release is attached as Exhibit 99.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

            The exhibits listed below is being furnished pursuant to Item 9.01.

Exhibit Number	Description

10.1	Thirteenth Amendment to Credit Agreement dated September 29, 2006, executed on October 2, 2006 by and between Butler International, Inc., a Maryland corporation (“BI”), certain of its subsidiaries, and General Electric Capital Corporation (“GECC”).

99.1	Press Release dated October 6, 2006.

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SIGNATURES Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2006	BUTLER INTERNATIONAL, INC. By:/s/ Mark Koscinski Mark Koscinski Principal Accounting Officer

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BUTLER INTERNATIONAL, INC. EXHIBIT LIST

Exhibit Number	Description

10.1	Thirteenth Amendment to Credit Agreement dated September 29, 2006, executed on October 2, 2006 by and between Butler International, Inc., a Maryland corporation (“BI”), certain of its subsidiaries, and General Electric Capital Corporation (“GECC”).

99.1	Press Release dated October 6, 2006.

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